Exhibit 99.1

Annual Shareholder Meeting
May 11, 2010

Safe Harbor Statement
 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in
 HickoryTech’s filings with the Securities and Exchange
 Commission. HickoryTech disclaims any obligation to update
 and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP
 measures are available in our presentation.

Welcome
James Bracke
Board Chairman

Agenda
1. Business Meeting
2. Company Overview
3. Financial Highlights
4. Questions

Audit	Compensation	Finance and Planning	Governance Nominating
James Bracke	Chairman of Board				■
Dale Parker	Vice Chairman	■		■	■
Robert Alton	Director	■		■	
Lyle Bosacker	Director	■			
Myrita Craig	Director		■	■	
Diane Dewbrey	Director		■		
John Finke	Director				
Lyle Jacobson	Director		■		
Wynn Kearney	Director		■		■

Board of Directors
Starr Kirklin, who served as director from 1989 to 2010, retires from the board as of
May 11, 2010.

Business Meeting
Proposals
 1. Election of Directors to three-year term:
 • Diane Dewbrey
 • Lyle Jacobson
 2. Ratify Grant Thornton LLP as independent
 auditor for 2010
Vote
Adjourn Business Meeting

Business Overview
John Finke
President and CEO

Executive Team
David Christensen
Sr. Vice President & CFO
Damon Dutz
President of Consumer
& Network Solutions
Mary Jacobs
Vice President Human
Resources
John Morton
President of Business
Solutions
Lane Nordquist
President of Information
Solutions
Walt Prahl
Pres. of Wholesale Solutions
& Bus. Development
Jennifer Spaude
Director of Investor &
Public Relations

2009 Business Highlights
Fiscal 2009 as compared to fiscal 2008:
• Enventis Sector fiber and data revenue grew 30%
• Acquired and integrated CP Telecom business
• Enventis equipment revenue down 36%,
 impacted by economic pressures
• Telecom Sector broadband revenue grew 10%,
 solid EBITDA and cash flow
• Aggressive cost controls in both sectors
• Debt reduced $6.5 million
• Strategic investments in fiber network upgrades and expansion,
 SMB market plan acceleration

2009 Revenue
$139.1 M

Fiber & Data 22%
Network Access 17%
Local Service 11%
Broadband 9%
Other Telecom 14%
Equipment 20%
Services 7%

Revenue Diversification

$153.2
($15.7)
($2.8)
($2.7)
$1.1
$7.2
$139.1
2008 revenue
Equipment
Equipment services
Local service, network access
Long distance / other
Broadband
Fiber and data
2009 revenue

Consolidated Revenue
(Dollars in Millions)
($1.2)
$18.5 M

(Dollars in Millions)

Net Income
$8.6
$8.0
$11.3
2007
2008
2009

Earnings Per Share
$0.65
$0.61
$0.86
2007
2008
2009

2009 Financial Results
• 2009 net income included a
 $4.4 M income tax reserve
 release (non recurring)
• EPS in 2009 up 41% due to
 income tax reversal.
• Excluding the tax reversal, EPS
 in ‘09 would have been $0.52.

2009 Financial Results

EBITDA
• Stable EBITDA results despite
 revenue decline of $14.1 M
• Fiber and data EBITDA growth
• Telecom EBITDA flat

(Dollars in Millions)

Strategic Business Initiatives
Enventis Sector
• Focus on growth in fiber and data services
• Expand fiber network
• Focus on SMB customer segment
• Grow monthly recurring revenue streams
Telecom Sector
• Grow broadband services, market bundle of services,
 focus on customer retention
• Manage the network access decline
• Leverage local customer service and community presence
• Maintain strong free cash flow

SERVICE AREA
International Falls
Ely
Babbitt
Hibbing
Virginia
Eveleth
Grand Rapids
Duluth
Fargo
Superior
Brainerd
Fergus Falls
St. Cloud
Alexandria
Minneapolis/
St. Paul
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Faribault
Winona
La Crosse
Owatonna
Rochester
Sioux Falls
Luverne
Windom
Austin
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Des Moines
HickoryTech Fiber Network
2010 Fiber Expansion
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

HickoryTech Fiber Network
2,400 fiber route miles;
350 fiber route miles will be added in 2010
•Expand network to Sioux Falls and Fargo
•Expand network capacity in Des Moines
•Pursue broadband stimulus funding to further
expand middle mile network

Financial Overview
David Christensen,
Sr. Vice President and
Chief Financial Officer

Revenue
$156.6
$153.2
$139.1
2007
2008
2009

Net Income
$8.6
$8.0
$11.3
2007
2008
2009

$42.5
$40.9
$39.9
2007
2008
2009

Debt
$129.2
$127.0
$120.5
2007
2008
2009

Total Company Results
EBITDA
(Dollars in Millions)

Fiber and Data Revenue
$20.9
$24.6
$31.7
2007
2008
2009

$59.3
$55.9
$37.4
2007
2008
2009

2007
2008
2009

2007
2008
2009

Enventis Sector Results
Operating Income
(Dollars in Millions)
Equipment & Services
 Revenue
Operating Cash Flow
(EBITDA minus Capex)
$6.9
$7.0
$5.6
$4.7
$5.0
$2.8

Revenue

$77.3
$73.8
$71.6
2007
2008
2009

Net Income

$10.5
$8.1
$8.1
2007
2008
2009

OperatingIncome

$17.8
$13.0
$13.6
2007
2008
2009

$21.5
$18.1
$20.2
2007
2008
2009

Telecom Sector Results
(Dollars in Millions)
Operating Cash Flow

Q1-2010 Highlights
• Revenue increased 16% to $38.7 million
• Net income totaled $1.4 million, down 12%
 (included $279,000 income tax non-recurring charge)
• Debt reduced $4.3 million, resulting in a
 debt to EBITDA ratio of 2.9x
• Solid balance sheet, low debt, 16% higher equity,
 signs of business growth and recovery

Revenue
$33.5
$38.3
$38.7
Q1'09
Q4'09
Q1'10

Net Income
$1.6
$1.4
$1.4
Q1'09
Q4'09
Q1'10

$4.6
$4.0
$4.5
Q1'09
Q4'09
Q1'10

$7.2
$3.1
$6.5
Q1'09
Q4'09
Q1'10

Q1-2010 Company Results
(Dollars in Millions)
Operating Income
Operating Cash Flow
(EBITDA minus Capex)

$15.9
$20.9
$21.5
Q1'09
Q4'09
Q1'10

$1.2
$1.2
$1.9
Q1'09
Q4'09
Q1'10

Q1-2010 Enventis Sector
• Fiber and data revenues +44% year
 over year
• Equipment & services revenue +29%
 year over year

• Increased 65% year over year
Revenue
(Dollars in Millions)
Operating Income

(Dollars in Millions)

Revenue

$17.9
$17.9
$17.8
Q1'09
Q4'09
Q1'10

OperatingIncome

$3.4
$3.1
$2.8
Q1'09
Q4'09
Q1'10

Q1-2010 Telecom Sector
• Consistent Telecom revenue
Year over year:
• Broadband revenue +12%
• Network Access revenue -1%
• Local Service revenue -5%
• Cost management and success in
 broadband services have moderated
 decline in Telecom profitability

(Dollars in Millions)

$143.1
$129.2
$127.0
$120.5
$116.2
2006
2007
2008
2009
3/31/2010

Debt to EBITDA ratio of 2.9x at 3/31/10

Debt Balance
Strong record of debt pay down; reduced debt $4.3 M in Q1’10 following pay down of $6.5 M in 2009

Dividend
• 2009 Annual Dividend totaled $0.52 per share
 +6% increase over 2008 dividend of $0.49 per share
• Strong Dividend Yield
$0.52
$7.88*
=
6.6% Yield
*HTCO Stock Price on 5/10/10

40%
30%
20%
10%
0%
2009
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2010
Feb
Mar
Apr
May

Relative Stock Performance
Nasdaq --  S&P 500 -- HTCO --
Daily performance May 2009 to May 2010

Strategic Initiatives
• Increased investment and focus on growing business services
 ➢ Fiber network expansion
 ➢ Target data and Fiber-to-the-Tower contracts
 ➢  Accelerate SMB market plan
 ➢ Expand data center services
• Grow broadband services and focus on customer retention
• Increase capital spending on key strategic initiatives
• Manage free cash flow, manage costs and potentially increase debt in short term
Long-term goal to double the value of
HickoryTech over next five years

HTCO Strengths
• Diverse, recurring revenue streams
• Strong cash flows, consistent operating income
• Focused capital spending on strategic growth
 initiatives
• Committed to strategic growth plan to double
 value of company in five years
• Long-standing dividend
• Strong financial position, financially stable,
 poised for growth

Strong Balance Sheet, Positioned for Growth

SERVICE AREA
International Falls
Ely
Babbitt
Hibbing
Virginia
Eveleth
Grand Rapids
Duluth
Fargo
Brainerd
Superior
Fergus Falls
St. Cloud
Alexandria
Minneapolis/
St. Paul
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Faribault
Winona
La Crosse
Owatonna
Rochester
Sioux Falls
Luverne
Windom
Austin
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Des Moines
HickoryTech Fiber Network
2010 Fiber Expansion
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Questions
Positioned for Growth

Visit **www.hickorytech.com** for Investor and Company news.

HickoryTech
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Wholesale Services
Fiber-based Transport
Access Services
Network Operations Center

Thank You
Thank you for joining us today.

(Dollars in Millions)	For Year Ended December 31					
Reconciliation of net income to EBITDA:	2009		2008		2007	
Net income	$	11.3	$	8.0	$	8.6
Add:						
Depreciation & Amortization		21.2		20.6		19.1
Interest expense		6.9		6.9		8.1
Taxes		0.5		5.4		6.7
EBITDA (1)	$	39.9	$	40.9	$	42.5

	Telecom Sector Reconciliation of net income to EBITDA						**Enventis Sector Reconciliation of net income to EBITDA**					
	2009		2008		2007		2009		2008		2007	
Net income	$	8.1	$	8.1	$	10.5	$	3.4	$	4.4	$	4.1
Add:												
Depreciation & Amortization		15.7		16.1		15.2		5.4		4.4		3.7
Interest expense		0.1		0.1		0.1		-		-		-
Taxes		5.4		4.9		7.3		2.3		2.6		2.9
EBITDA (1)	$	29.3	$	29.2	$	33.1	$	11.1	$	11.4	$	10.7

	Three Months Ended March 31,				Three Months Ended December 31,		**Fiber and Data**					
(Dollars in millions)	2010		2009		2009		2009		2008		2007	
Reconciliation of net income to EBITDA:												
Net income	$	1.4	$	1.6	$	1.4	$	3.3	$	2.7	$	1.6
Add:												
Depreciation & Amortization		5.4		5.3		5.5		5.0		3.9		3.3
Interest expense		1.6		1.7		1.8						
Taxes		1.5		1.2		0.9		2.2		1.6		1.1
EBITDA (1)	$	9.9	$	9.8	$	9.6	$	10.5	$	8.2	$	6.0

(1)The EBITDA calculation presented above is defined by our debt agreement.

HickoryTech

Reconciliation of Non-GAAP Measures